                                                                    EXHIBIT 99.2

                              STARWOOD . FINANCIAL

                  THE LEADER IN STRUCTURED REAL ESTATE FINANCE

                              TRANSACTION SUMMARY

                                   JUNE 1999

DISCLAIMER

    THESE MATERIALS CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES ACT OF 1934. THE WORDS "EXCEPT," "ANTICIPATE," "ESTIMATE," "PROSPECTS" AND OTHER SIMILAR EXPRESSIONS WHICH ARE PREDICTIONS OF OR INDICATE FUTURE EVENTS AND TRENDS AND WHICH DO NOT RELATE SOLELY TO HISTORICAL MATTERS, INCLUDING INFORMATION CONCERNING THE COMPANIES' FUTURE EARNINGS ESTIMATES, IDENTIFY FORWARD-LOOKING STATEMENTS. THE COMPANIES MAKE NO REPRESENTATIONS AS TO WHETHER THOSE ESTIMATES WILL BE ACHIEVED. RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE IN SOME CASES BEYOND THE CONTROL OF THE COMPANIES AND MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANIES TO DIFFER MATERIALLY FROM ANTICIPATED FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANIES' EXPECTATIONS INCLUDE COMPLETION OF THE MERGER AND RELATED TRANSACTIONS, THE COMBINED COMPANY'S ABILITY TO ACHIEVE ITS PROPERTY DISPOSITION TARGETS AND ITS ABILITY TO SECURE A CREDIT ENHANCEMENT ARRANGEMENT ON SATISFACTORY TERMS, THE COMBINED COMPANY'S ABILITY TO ORIGINATE NEW INVESTMENTS, THE AVAILABILITY AND COST OF CAPITAL FOR FUTURE INVESTMENTS, COMPETITION WITHIN THE FINANCE AND REAL ESTATE INDUSTRIES, REAL ESTATE AND ECONOMIC CONDITIONS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN SEC REPORTS FILED BY STARWOOD FINANCIAL AND TRINET.

TRANSACTION SUMMARY

    Starwood Financial and TriNet Corporate Realty have agreed to a stock-for-stock merger to create the largest structured real estate finance company in the public markets, with a total capitalization of approximately $4-$5 billion (based on the trading prices of each company's stock on the date prior to announcement).

PREEMINENT STRUCTURED FINANCE COMPANY IN REAL ESTATE

    - Dominant market positions in structured mortgage, mezzanine and lease financing for commercial real estate.

        -- Goal is to be #1 in each of a limited number of focused, proprietary business lines.

    - Capital resources and size comparable to other leading commercial finance companies:

        -- $2 billion (book) equity capital base.

        -- $4-$5 billion total capitalization (based on the trading prices of each company's stock on the date prior to announcement).

        -- State-of-the-art debt capital resources.

    - Combines industry-leading management teams with complementary expertise.

    - Strong earnings growth prospects and attractive dividend yield.

TRANSACTION TERMS

Structure:                TriNet Corporate Realty Trust ("TriNet") merges into wholly-owned subsidiary of Starwood Financial Trust ("Starwood Financial").

Consideration:            1.15 shares of Starwood Financial for each TriNet share.

Board of Directors:       10 Starwood Financial and 5 TriNet directors (8 independent).

Management:               Self-administered and self-advised. Starwood Financial's external advisor merged into combined company for 4.0 million shares.

Headquarters:             New York--super-regional offices in San Francisco, Atlanta and
                          Hartford.

Proposed Dividend:        Approximately $2.40/share (annualized) = $2.76/share for TriNet shareholders after 1.15 exchange ratio.

Proposed Listing:         NYSE: SFI (Starwood Financial A / B share structure eliminated).

Basic Shares              87 million (67% Starwood Financial; 33% TriNet).
Outstanding:

Accounting:               Purchase.

Closing:                  Estimated September 1999.

TRANSACTION STRUCTURE

                                     [LOGO]

BENEFITS OF THE MERGER

    - Creates one of the largest publicly-traded commercial finance companies.

       -- Strategically refocuses TriNet as a net lease finance business.

       -- Allows Starwood Financial to expand product line into large, complementary financing market with attractive risk/return dynamics.

    - Combines two leading franchises focused on providing real estate borrowers and corporate customers with innovative, custom-tailored, structured financing solutions.

    - Scale improves diversification, operating efficiencies and customer base.

       -- More than 250 borrowers and corporate tenant relationships.

    - Enhances access to a variety of capital sources and lowers weighted average cost of capital.

       -- Opens up securitized financing structures for long-term leases.

       -- Broadens institutional equity relationships and support.

    - Creates fully-integrated organization with national footprint and in-house expertise in origination, acquisition, capital markets, M&A, asset management and loan servicing.

BENEFITS OF THE MERGER

    The merger provides a number of benefits for the combined company.

                                     [LOGO]

STARWOOD FINANCIAL--LEADING STRUCTURED FINANCE COMPANY IN REAL ESTATE

    - Starwood originates and acquires structured mortgage and mezzanine loans on commercial properties nationwide.

       -- Growing credit lease financing business.

    - Business founded in 1993 as part of Starwood private investment funds to capitalize on market inefficiency.

       -- Funded by leading institutions and high net worth investors, including six of the top pension funds in the nation.

    - One of the earliest and largest structured finance players focused exclusively on the real estate industry.

       -- Grew to $1.1 billion private business with superior track record.

    - Merged into public entity March 1998.

       -- 99% of common stock owned by Starwood investors and affiliates.

       -- Stock added to certain Frank Russell Company stock indices July 1998;
          stock price volatility has increased dramatically since then.

    - More than doubled size of Company in past four quarters, completing over $1.3 billion in new financing commitments.

       -- Acquired largest competitor's portfolio December 1998.

       -- 20%+ growth in EPS since March 1998.

       -- Increased dividend every quarter.

    - Seasoned portfolio built over six years.

       -- Primarily self-originated and call protected.

       -- Flexible, structured solutions create premium spreads.

       -- No losses.

    - Proprietary deal flow and structuring captures highest risk-adjusted part of capital structure, and creates irreplaceable assets.

    - Now the largest independent, publicly-held provider of structured real estate financing in U.S.

STARWOOD FINANCIAL--LEADING STRUCTURED FINANCE COMPANY IN REAL ESTATE

                                                                  THREE MONTHS ENDED
                                               ---------------------------------------------------------
SUMMARY SELECTED FINANCIAL INFORMATION (IN      3/31/99   12/31/98    9/30/98    6/30/98      3/31/98
THOUSANDS EXCEPT PER SHARE DATA)                ACTUAL     ACTUAL     ACTUAL     ACTUAL    PRO FORMA(1)
                                               ---------  ---------  ---------  ---------  -------------
Net Investment Income........................  $  33,953  $  28,533  $  25,770  $  23,015   $    19,456

Other Income.................................      1,778        591      1,329      1,291           425

Non-Interest Expense.........................     (7,514)    (6,170)    (6,164)    (4,417)       (5,233)
                                               ---------  ---------  ---------  ---------  -------------
Net Income...................................  $  22,909  $  22,010  $  20,935  $  19,889   $    14,648
  Per Basic Share............................      $0.43      $0.42      $0.40      $0.38         $0.28

Funds From Operations........................  $  24,443  $  23,369  $  22,309  $  21,263  $     16,022
  Per Basic Share............................      $0.46      $0.44      $0.42      $0.40         $0.30

Weighted Average Basic Shares................     52,447     52,408     52,390     52,390        52,390

------------------------

(1) Pro forma to reflect the recapitalization of Starwood Financial in March 1998 as described in Starwood Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

PORTFOLIO SUMMARY AT 5/31/99
Book Value Assets                              $2.1 billion

# of Assets                                    46

# of Properties                                194

Total Financing Commitments                    $2.2 billion

Estimated First $ LTV                          22.1%

Estimated Last $ LTV                           75.1%

Debt Service Coverage Ratio                    1.39x

Weighted Average Maturity                      6.4 years

                       PORTFOLIO ASSETS BY SECURITY TYPE
                 (TOTAL PORTFOLIO AS OF 5/31/99 = $2.1 BILLION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 FIRST MORTGAGES       48%
Second Mortgages          24%
Partnership/Other         19%
Net Leases                 9%

                      PORTFOLIO ASSETS BY COLLATERAL TYPE
                 (TOTAL PORTFOLIO AS OF 5/31/99 = $2.1 BILLION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        HOTEL             19%
Mixed Use                    11%
Office                       33%
Apartment/Residential         7%
Resort/Entertainment          8%
Homebuilder/Land              7%
Retail                       15%

                           PORTFOLIO ASSETS BY REGION
                 (TOTAL PORTFOLIO AS OF 5/31/99 = $2.1 BILLION)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  SOUTHEAST        10%
Mid Atlantic          10%
Northeast             16%
North Central          1%
Central                6%
Southeast             12%
West                  38%
Northwest              7%

TRINET--LARGEST PUBLIC COMPANY IN THE CORPORATE NET LEASE MARKET

    - Business founded in 1985 to provide real estate capital solutions to the inefficient corporate real estate market.

       -- Corporate credits are often mispriced in the real estate markets.

       -- Focused on capturing value from credit tenant leases (CTL).

       -- Investment-grade tenants pay significant premiums over their cost of debt to lease real estate.

    - The largest public company specializing in net lease corporate office, warehouse and R&D properties.

       -- Size, scale and diversity from 150 assets in 25 states net leased to more than 200 corporate tenants.

       -- Growth in enterprise value to over $1.6 billion currently.

    - Demonstrated expertise in structured finance and corporate real estate.

FINANCIAL RATIONALE

    - Combines Starwood Financial track record of double-digit EPS growth with TriNet's attractive dividend yield.

    - Combined company has an array of capital resources to maximize ROE:

       -- Proprietary match-funded securitization vehicle.

       -- Rated corporate debt at subsidiary level.

       -- Combined $1.5 billion in credit facilities.

    - Size, diversification and liquidity drive cost of capital lower.

    - Significantly lower leverage than other commercial finance companies, with comparable or superior ROE and earnings growth prospects.

INVESTMENT STRATEGY

    - Business revolves around creating pricing power and effectively allocating risk.

       -- Focus on proprietary origination. Avoid commodity businesses.

       -- Add value beyond the capital: flexibility, speed, certainty, relationship, expertise.

       -- Target markets with limited competition.

       -- Take advantage of market anomalies.

       -- Arbitrage spread between lease yields and tenant credit.

    - Redirect focus of CTL business.

       -- Focus on mispriced credits and undervalued real estate.

       -- Capture best risk-adjusted return in the capital structure.

       -- Exploit proprietary information and corporate relationships.

       -- Expand use of state-of-the-art insurance instruments.

       -- Emphasize long-term leases to major corporate users of general purpose, but essential, facilities.

       -- Develop innovative lease structures to differentiate from other lessors.

INVESTMENT STRATEGY

    - Targeted property disposition pool of approx. $200 million of properties over 12 months.

       -- Minimizes short-term rollover risk and other operating-intensive assets.

       -- Focuses company on finance business.

    - Considering unique credit enhancement arrangement with a number of insurance companies.

    - Emphasize portfolio financings to create built-in diversification and single-asset financings with strong, long-term positioning.

       -- Diversification by geography, asset type, property type, obligor and loan maturity.

       -- High quality real estate in major metropolitan markets.

       -- Underwrite below replacement cost using static or "downside" property cash flow scenarios.

    - Principal investment culture with entrepreneurial spirit and team orientation.

    - Incentive structure focuses on long-term stock performance vs. "production" of new transactions.

STARWOOD CTL CASE STUDIES

EXAMPLE #1

    - In 1997, Starwood paid $171 million for a portfolio of 17 hotels triple-net leased to a BBB+ rated credit tenant. Portfolio cash flow covered lease payments more than 2x and underlying value of assets was estimated at $350 million.

       -- Net lease provided for a $15 million payment per annum and 7.5% participation in revenue increases over a base year.

       -- Lease was for 12 years with five 5-year extensions at tenant's option.

    - Acquisition was financed with $125 million of floating-rate, interim financing. Interest rate hedges were put in place for permanent financing.

       -- First-year return on $50 million of equity was 13.1%.

    - In order to capture imbedded value, Starwood began proactively reworking the lease:

       1) Starwood paid the tenant $1.5 million to extend the lease ten years, convert the payment stream to monthly pay, and modify certain other lease provisions to make it bondable.

       2) Starwood paid a AAA rated insurance company $630,000 to wrap condemnation / casualty risk to eliminate remaining "non-bondable" provisions in lease.

    - Starwood then placed $155 million, ten-year financing on portfolio at interest rate of 7.44% to better match fund its asset.

       -- Second-year return was 16.2% on $25 million of equity invested. This return is fully guaranteed by the tenant.

    - In addition to a highly secure income stream priced significantly above its credit risk, Starwood Financial also owns:

       -- 7.5% participation, providing inflation hedge.

       -- Depreciation tax benefits.

       -- Residual value currently estimated at $180 million in excess of Starwood's basis.

STARWOOD CTL EXAMPLE #2

    - Starwood provided $64 million in financing to the purchaser of a renovated office and warehouse project which has recently signed several long-term leases.

    - 100% of office space leased for 15 years on a triple net, bondable basis to AAA rated credit tenant.

    - 65% of warehouse space leased for eight years to two tenants. Remaining space is under negotiation with one tenant.

    - Based on AAA lease, Starwood obtained third-party, non-recourse financing for $54 million at favorable rates, match funded to Starwood's $64 million investment.

    - Starwood investment of $10 million will earn a 31% cash-on-cash return for the 18-month term of loan, with very low basis in underlying assets.

    - Starwood's financing focus captured best risk-adjusted return available in asset's capital structure.

STARWOOD CTL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CASE STUDY #1

$175 MILLION EQUITY
STARWOOD - $25 MILLION 16.2%
SENIOR LOAN $155 MILLION 7.44%
Loan To Value
CASE STUDY #2
$20 MILLION EQUITY
STARWOOD - $10 MILLION 31.1%
SENIOR LOAN $54 MILLION 7.06%
Loan To Value

FINANCING STRATEGY

    - In raising capital, the combined company seeks to create the same proprietary advantage it enjoys on the asset side of its balance sheet.

       -- Size, diversification, sponsorship, and track record decrease cost of capital, creating a compelling competitive advantage in the financing business.

    - The combined company can maximize ROE and financial flexibility by opportunistically accessing a variety of public and private debt and equity capital sources:

       -- Match-funded, proprietary, securitized debt program.

       -- Corporate (unsecured) long-term debt.

       -- $1.5 billion in revolving credit capacity (secured and unsecured).

       -- Preferred and common equity.

FINANCING STRATEGY

    - Starwood's business model is premised on significantly lower leverage than other finance companies:

       -- Target 1.5 - 2.0x debt / book equity and 1.5 - 2.0x fixed charge coverage at parent.

       -- Maintain minimum equity base of $2 billion--comparable or larger than other commercial finance companies.

       -- Maintain investment-grade credit statistics at subsidiary.

    - Starwood is in the process of establishing STARS Series 1999-1, a branded securitization program.

       -- Proprietary structure developed by Starwood and tailored to its funding and asset management objective.

       -- The structure match-funds assets and liabilities.

    - The combined company's credit lease financing product facilitates the retention of earnings in excess of its dividend payout requirement.

SENIOR MANAGEMENT TEAM

    The combined company will draw on a highly-experienced senior management team, integrating key executives from both organizations:

                                     [LOGO]

MERGER INTEGRATION

    - Management and Board committed to smooth integration process.

    - "Best practices" approach.

    - Relocation of certain key executives.

    - Integration task force headed by Tim O'Connor (Starwood Financial, COO) and Bill Stein (TriNet, President & COO).

TASK FORCE                                                      RESPONSIBLE PARTIES
------------------------------------------------  ------------------------------------------------
Investments                                       Digel / Ida
Finance & Accounting                              Haber / DiTommaso
Asset & Property Management                       O'Connor / Chitty
HR / Administration                               Matis / Dugan
Technology / MIS                                  Tretola, Rubin / Sinnett, Burke
Investor Relations                                Haber / DiTommaso, Drucker

ENHANCED DIVERSIFICATION BY PROPERTY TYPE AND GEOGRAPHY

                             (PRO FORMA AT 3/31/99)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     APARTMENT /
     RESIDENTIAL           3%
Resort / Entertainment         4%
Homebuilder / Land             3%
Retail                         8%
Mixed Use                      6%
Hotel                         10%
Office                        46%
Industrial                    11%
R & D                          9%
Southeast                     12%
Mid Atlantic                   9%
Northeast                     14%
North Central                  3%
Central                        5%
South                         17%
West                          36%
Northwest                      4%

COAST-TO-COAST PRESENCE

                                     [LOGO]

PRO FORMA BALANCE SHEET AT 3/31/99 (DOLLARS IN MILLIONS)

                                                                     HISTORICAL       PRELIMINARY
                                                                --------------------   PRO FORMA
                                                                STARWOOD               COMBINED
                                                                FINANCIAL   TRINET      COMPANY
                                                                ---------  ---------  -----------
Loans and Related, Net........................................  $ 1,934.5  $    45.7   $ 1,980.2
Operating Leases..............................................      188.6    1,380.1     1,758.5
Cash/Mkt. Securities..........................................       27.4       29.2        56.5
Other Assets..................................................       28.3       59.2        44.2
                                                                ---------  ---------  -----------
Total Assets..................................................  $ 2,178.8  $ 1,514.2   $ 3,839.4
                                                                ---------  ---------  -----------
                                                                ---------  ---------  -----------
Secured Debt..................................................  $ 1,172.1  $    84.5   $ 1,256.6
Unsecured Debt................................................         --      550.1       569.9
Other Liabilities.............................................        6.9       73.3        79.2
                                                                ---------  ---------  -----------
Total Liabilities.............................................  $ 1,179.0  $   707.9   $ 1,905.7
                                                                ---------  ---------  -----------
Minority Interest.............................................         --        2.6         2.6
Preferred Equity..............................................      220.0      182.5       402.5
Common Equity.................................................      779.8      621.2     1,528.6
                                                                ---------  ---------  -----------
Total Stockholders' Equity....................................  $   999.8  $   803.7   $ 1,931.1
                                                                ---------  ---------  -----------
Total Liabilities and Stockholders' Equity....................  $ 2,178.8  $ 1,514.2   $ 3,839.4
                                                                ---------  ---------  -----------
Book Debt/Equity..............................................        1.2x       0.8x        0.9x
                                                                ---------  ---------  -----------
                                                                ---------  ---------  -----------

EXPLANATORY NOTE:
The preliminary pro forma balance sheet was prepared predicated on, among other things, a $30.00 stock price for TriNet to be used for purchase accounting in connection with the TriNet merger and the value of the Advisor merger. Pro forma financial information to be filed with the SEC in connection with the companies' joint proxy and registration statement will be adjusted for TriNet's actual average stock price for a five-day period before and after the announcement date. Such information has been provided herein for informative purposes only and investors should refer to actual pro forma financial information, including details about the pro forma adjustments, filed with the SEC in the companies' joint proxy and registration statement.

PRO FORMA INVESTMENT AND REVENUE MIX

                ASSET MIX(1)                                  REVENUE MIX(2)
               TOTAL: $3.8 BB                                 TOTAL: $396 MM

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    NET LEASE R.E.          46%
Loans and Related              52%
Other Investments               2%
Operating Lease Income         44%
Interest Income                52%
Other Income                    4%

------------------------

(1) Pro forma 3/31/99.

(2) Pro forma three months ended 3/31/99, annualized.